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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  May 17, 2004

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

               0-22141                               38-2606945
       (Commission File Number)       (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
              (Address of Principal Executive Office)  (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

         (Former Name and Former Address, if Changed Since Last Report)
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 17, 2004, Covansys Corporation issued a press release announcing that the filing of its report on Form 10-Q for the quarter ended March 31, 2004 will be delayed pending completion of the proper accounting for physical losses and obsolescence for certain of the Company's property and equipment, mainly computers and related peripherals, as a result of a recently completed physical inventory. The Company also announced selected first quarter 2004 operating results. A copy of the press release is attached as Exhibit 99.1 to this current report.

         On May 18, 2004 Covansys Corporation held a conference call to discuss selected first quarter 2004 operating results. A copy of the script of the conference call is attached as Exhibit 99.2 to this current report.

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                             Covansys Corporation

Dated: May 18, 2004

                                             By: /s/ Thomas E. Lindsey
                                             Vice President, Controller and
                                             Chief Accounting Officer
                                             (Principal Accounting Officer)
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                                 EXHIBIT INDEX



        EXHIBIT NO.                    DESCRIPTION
        99.1                Press Release Dated May 17, 2004

        99.2                Conference Call Script of May 18, 2004